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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b)

                         BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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                      New York                         13-4941093
   (JURISDICTION OF INCORPORATION OR ORGANIZATION     (I.R.S. EMPLOYER
            IF NOT A U.S. NATIONAL BANK)           IDENTIFICATION NO.)
                   88 Pine Street
                 New York, New York                       10005
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)
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                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                       88 Pine Street, New York, NY 10005
                                 (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

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                         Hearst-Argyle Television, Inc.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                 Delaware                                     74-2717523
      (STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NUMBER)
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                               888 Seventh Avenue
                            New York, New York 10106
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                             % Senior Notes due 2007
                             % Senior Notes due 2027
                      (TITLE OF THE INDENTURE SECURITIES)

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ITEM 1. GENERAL INFORMATION.

  Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of New York
            33 Liberty Street, New York N.Y. 10045

            State of New York Banking Department
            2 Rector Street, New York, N.Y. 10006

  (b) Whether it is authorized to exercise corporate trust powers.

    The Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

    The obligor is not an affiliate of the trustee.

ITEM 16. LIST OF EXHIBITS.

  List below all exhibits filed as part of this statement of eligibility.

1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 16th day of October, 1997.

                                          BANK OF MONTREAL TRUST COMPANY

                                                   /s/ Amy S. Roberts
                                          By: _________________________________
                                              Amy S. Roberts Vice President

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                                                                    EXHIBIT "D"

                            STATEMENT OF CONDITION

                        BANK OF MONTREAL TRUST COMPANY

                                   NEW YORK

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
ASSETS
Due From Banks..................................................... $   594,897
Investment Securities:
  State & Municipal................................................  17,099,800
  Other............................................................         100
                                                                    -----------
    TOTAL SECURITIES...............................................  17,099,900
Loans and Advances
  Federal Funds Sold...............................................   2,000,000
  Overdrafts.......................................................      17,218
                                                                    -----------
    TOTAL LOANS AND ADVANCES.......................................   2,017,218
                                                                    -----------
Investment in Harris Trust, NY.....................................   8,036,150
Premises and Equipment.............................................     122,818
Other Assets 2,721,789.............................................  10,880,757
                                                                    ===========
    TOTAL ASSETS................................................... $30,592,772
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LIABILITIES
Trust Deposits..................................................... $ 6,408,362
Other Liabilities..................................................     659,021
                                                                    -----------
    TOTAL LIABILITIES..............................................   7,067,383
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CAPITAL ACCOUNTS
Capital Stock, Authorized, Issued and
 Fully Paid--10,000 Shares of $100 Each............................   1,000,000
Surplus............................................................   4,222,188
Retained Earnings..................................................  18,298,208
Equity--Municipal Gain/Loss........................................       4,993
                                                                    -----------
    TOTAL CAPITAL ACCOUNTS.........................................  23,525,389
                                                                    -----------
    TOTAL LIABILITIES
    AND CAPITAL ACCOUNTS........................................... $30,592,772
                                                                    ===========
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  I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                                 June 30, 1997

  We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healey
                              Steven R. Rothbloom

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